UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 24, 2020
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Centennial Resource Development, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-37697	47-5381253
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Seventeenth Street, Suite 1800
Denver, Colorado 80202
(Address of principal executive offices, including zip code)
(720) 499-1400
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	CDEV	The NASDAQ Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On February 24, 2020, Centennial Resource Development, Inc. (the “Company”) issued a press release announcing its financial and operational results for the year ended December 31, 2019, as well as full-year guidance for 2020. A copy of the press release is furnished as Exhibit 99.1 hereto.
The information furnished pursuant to this Item 2.02 and Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Chief Executive Officer and Chairman of the Board Resignation
On February 20, 2020, Mark G. Papa notified the Board of his resignation as the Company’s Chief Executive Officer and the Chairman of the Board of Directors of the Company (the “Board”), effective as of May 31, 2020. Mr. Papa has served as the Company’s Chief Executive Officer and Chairman of the Board since November 2015. Mr. Papa’s resignation did not result from any disagreement with the Company regarding any matter related to the Company’s operations, policies or practices.
Appointment of Chief Executive Officer and Director
The Board, upon the recommendation of its Nominating and Corporate Governance Committee (the “Nominating Committee”), has approved a succession plan pursuant to which, as of June 1, 2020, Sean R. Smith, the Company’s Chief Operating Officer, will succeed Mr. Papa as the Company’s Chief Executive Officer. Until such time, Mr. Smith will continue to serve as the Company’s Chief Operating Officer. Mr. Smith’s annual base salary was increased to $591,625, effective immediately, but the Board and its Compensation Committee have not made any other determination regarding changes in compensation for Mr. Smith at the time of filing this Current Report on Form 8-K.
In addition to Mr. Smith’s appointment as Chief Executive Officer, the Board, upon the recommendation of the Nominating Committee, has appointed Mr. Smith to the Board, effective June 1, 2020. Mr. Smith has been designated as a Class III director and will therefore serve until the 2022 annual meeting of the Company’s stockholders, or until his successor has been duly elected and qualified, or until his earlier death, resignation or removal. The Company believes that Mr. Smith’s role as the Chief Executive Officer, as well as his substantial experience with and understanding of the energy industry and public companies generally and the Company and its assets specifically, qualifies him to serve as a member of the Board. As an employee of the Company, Mr. Smith does not meet the definition of “independent director” under the NASDAQ listing standards and will not serve on any committees of the Board.
There are no arrangements or understandings between Mr. Smith and any other person pursuant to which he was elected as a director, and there are no family relationships between Mr. Smith and any director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer. Further, there are no transactions between Mr. Smith or any member of his immediate family and the Company or any of its subsidiaries that would be reportable as a related party transaction under the rules of the Securities and Exchange Commission (the “SEC”). Mr. Smith will not receive any director compensation for serving on the Board.
Biographical and related information regarding Mr. Smith is set forth in the Company’s proxy statement relating to its 2019 annual meeting of the Company’s stockholders, and such information is incorporated herein by reference.
Chairman of the Board Appointment
As part of the leadership transition process, the Board, upon the recommendation of the Nominating Committee, has appointed Steven J. Shapiro as Chairman of the Board, effective June 1, 2020. Mr. Shapiro has served on the Board since October 2019 and currently serves on the Board’s Audit and Compensation Committees. Mr. Shapiro is currently paid compensation in the same manner as the Company’s other non-employee directors. Information concerning the current cash and equity compensation of the Company’s non-employee directors is set forth in the Company’s Non-Employee Director Compensation Program, which was included as an exhibit to the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 5, 2019.
Chief Operating Officer Appointment
As part of the leadership transition process, the Board, upon the recommendation of the Nominating Committee, has appointed Matthew R. Garrison as Vice President and Chief Operating Officer of the Company, effective June 1, 2020. Until such time, Mr. Garrison will continue to serve as the Company’s Vice President of Geosciences.

There are no arrangements or understandings between Mr. Garrison and any other person pursuant to which he was appointed as Vice President and Chief Operating Officer of the Company, and there are no family relationships between Mr. Garrison and any director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer. Further, there are no transactions between Mr. Garrison or any member of his immediate family and the Company or any of its subsidiaries that would be reportable as a related party transaction under the rules of the SEC.
Mr. Garrison, age 38, currently serves as the Company’s Vice President of Geosciences, a position he has held since 2016. Prior to joining the Company, Mr. Garrison spent nine years at EOG Resources, Inc., most recently as Exploration Manager in the Midland Division where he was focused on the exploration and development of the Avalon, Bone Spring and Wolfcamp plays across the Delaware Basin. Mr. Garrison began his career in 2007 at EOG’s Fort Worth Division, where he focused on the horizontal development of the Barnett Shale. Mr. Garrison received his B.S. in Geology from Texas A&M University and his M.S. in Geology from Oklahoma State University.
At the time of the filing of this Current Report on Form 8-K, the Board and its Compensation Committee had not made any determination regarding changes in compensation in connection with Mr. Garrison’s promotion.
Item 7.01. Regulation FD Disclosure.
The information set forth under Item 2.02 is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1	Press release dated February 24, 2020 of Centennial Resource Development, Inc.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENNIAL RESOURCE DEVELOPMENT, INC.

By:	/s/ GEORGE S. GLYPHIS
George S. Glyphis Vice President, Chief Financial Officer and Assistant Secretary

Date:	February 24, 2020